UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 1, 2008
Applied Micro Circuits Corporation
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-23193 (Commission File Number)	94-2586591 (I.R.S. Employer Identification No.)
215 Moffett Park Drive, Sunnyvale, California 94089
(Address of Principal Executive Offices)
(408) 542-8600
(Registrants telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 1, 2008, Applied Micro Circuits Corporation (“AMCC”) issued a press release regarding selected unaudited financial results for the three and twelve months ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
     The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
     (d)      Exhibits.
     99.1      Press release dated May 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Micro Circuits Corporation
Date: May 1, 2008	By:	/s/ Robert G. Gargus
Robert G. Gargus
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
     99.1 Press Release dated May 1, 2008.